UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 24, 2008

TEPPCO Partners, L.P.

(Exact name of Registrant as specified in its charter)
Commission File No. 1-10403

Delaware	76-0291058
(State of Incorporation	(I.R.S. Employer
or Organization)	Identification Number)
1100 Louisiana Street, Suite 1600
Houston, Texas 77002
(Address of principal executive offices, including zip code)
(713) 381-3636
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On March 24, 2008, TEPPCO Partners L.P. (the “Partnership”), TE Products Pipeline Company, LLC, TCTM, L.P., TEPPCO Midstream Companies, LLC, and Val Verde Gas Gathering Company, L.P. (collectively, the “Subsidiary Guarantors”) and their respective general partners or managing member, as the case may be (collectively with the Partnership and the Subsidiary Guarantors, the “TEPPCO Parties”), entered into an underwriting agreement with UBS Securities LLC, J.P. Morgan Securities Inc., SunTrust Robinson Humphrey, Inc. and Wachovia Capital Markets, LLC, as representatives of the several underwriters named on Schedule I thereto (the “Underwriting Agreement”) relating to the underwritten public offering and sale by the Partnership to the Underwriters of (i) $ 250,000,000 principal amount of the Partnership’s 5.90% Senior Notes due 2013 (the “2013 Notes”), (ii) $350,000,000 principal amount of the Partnership’s 6.65% Senior Notes due 2018 (the “2018 Notes”) and (iii) $400,000,000 principal amount of the Partnership’s 7.55% Senior Notes due 2038 (the “2038 Notes” and, together with the 2013 Notes and the 2018 Notes, the “Notes”). The Notes are being guaranteed (together with the Notes, the “Securities”) on an unsecured and unsubordinated basis by the Subsidiary Guarantors. The offering of the Securities has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (Registration No. 333-110207) (the “Registration Statement”), as supplemented by the Prospectus Supplement dated March 24, 2008 relating to the Securities, filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 424(b) of the Securities Act (together with the accompanying prospectus dated November 3, 2003, the “Prospectus Supplement”). Certain legal opinions related to the Registration Statement are filed herewith as Exhibits 5.1 and 8.1.
     The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Notes are subject to approval of legal matters by counsel and other customary conditions. The Underwriters are obligated to purchase all the Notes if they purchase any of the Notes. The Partnership has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. The Underwriting Agreement contains other customary representations, warranties and agreements. The summary of the Underwriting Agreement in this report does not purport to be complete and is qualified by reference to such agreement, which is filed as an exhibit hereto and incorporated herein by reference. The Underwriting Agreement contains representations, warranties and other provisions that were made or agreed to, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them. Accordingly, the Underwriting Agreement should not be relied upon as constituting a description of the state of affairs of any of the parties thereto or their affiliates at the time it was entered into or otherwise.
     The Prospectus Supplement provides that the Partnership will use net proceeds from the offering to repay indebtedness outstanding under its $1 billion senior unsecured term credit agreement. Affiliates of UBS Securities LLC, J.P. Morgan Securities Inc., SunTrust Robinson Humphrey, Inc. and Wachovia Capital Markets, LLC are lenders under the term credit agreement and, accordingly, will receive proceeds from the offering of the Notes. In addition, from time to time the underwriters engage in transactions with the Partnership and its affiliates in the ordinary course of business. The underwriters have performed investment banking services for the Partnership and its affiliates in the last two years and have received fees for these services.
     The Securities are being issued under the Indenture, dated as of February 20, 2002 (the “Indenture”), among the Partnership, as issuer, the Subsidiary Guarantors and U.S. Bank National Association (successor to First Union National Bank, NA, and Wachovia Bank, National Association) as trustee, as amended and supplemented by the Fifth Supplemental Indenture thereto with respect to the 2013 Notes (the “Fifth Supplemental Indenture”), the Sixth Supplemental Indenture thereto with respect to the 2018 Notes (the “Sixth Supplemental Indenture”), and the Seventh Supplemental Indenture thereto with respect to the 2038 Notes (together with the Fifth Supplemental Indenture and the Sixth Supplemental Indenture, the “Supplemental Indentures”). The terms of the Securities and the Supplemental Indentures are further described in the Prospectus Supplement under the captions “Description of the Notes” and “Description of Debt Securities,” which description is incorporated herein by reference and filed herewith as Exhibit 99.2. Such description does not purport to be complete and is qualified by reference to the Indenture and the Supplemental Indentures, which are filed as exhibits hereto and incorporated herein by reference.
     On March 24, 2008, the Partnership issued a press release relating to the public offering of the Notes contemplated by the Underwriting Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.
     The exhibits set forth below are filed herewith, except for exhibit 99.1, which is furnished herewith.
(d)	Exhibits.

Exhibit
Number	Description

1.1	Underwriting Agreement, dated March 24, 2008, by and among TEPPCO Partners L.P., TE Products Pipeline Company, LLC, TCTM, L.P., TEPPCO Midstream Companies, LLC, Val Verde Gas Gathering Company, L.P., Texas Eastern Products Pipeline Company, LLC, TEPPCO GP, Inc., TEPPCO NGL Pipelines, LLC and UBS Securities LLC, J.P. Morgan Securities Inc., SunTrust Robinson Humphrey, Inc. and Wachovia Capital Markets, LLC, as representatives of the several underwriters named on Schedule I thereto.

4.1	Indenture, dated as of February 20, 2002 between TEPPCO Partners, L.P., as issuer, the subsidiary guarantors party thereto and U.S. Bank National Association (successor to First Union National Bank, NA, and Wachovia Bank, National Association) as trustee (Filed as Exhibit 99.2 to Form 8-K of TEPPCO Partners, L.P. (Commission File No. 1-10403) dated as of February 20, 2002 and incorporated herein by reference).

4.2	Form of Fifth Supplemental Indenture by and among TEPPCO Partners L.P., as issuer, TE Products Pipeline Company, LLC, TCTM, L.P., TEPPCO Midstream Companies, LLC, and Val Verde Gas Gathering Company, L.P., as subsidiary guarantors, and U.S. Bank National Association, as trustee.

4.3	Form of Sixth Supplemental Indenture by and among TEPPCO Partners L.P., as issuer, TE Products Pipeline Company, LLC, TCTM, L.P., TEPPCO Midstream Companies, LLC, and Val Verde Gas Gathering Company, L.P., as subsidiary guarantors, and U.S. Bank National Association, as trustee.

4.4	Form of Seventh Supplemental Indenture by and among TEPPCO Partners L.P., as issuer, TE Products Pipeline Company, LLC, TCTM, L.P., TEPPCO Midstream Companies, LLC, and Val Verde Gas Gathering Company, L.P., as subsidiary guarantors, and U.S. Bank National Association, as trustee.

4.5	Forms of Notes (included in Exhibits 4.2, 4.3 and 4.4 above).

5.1	Opinion of Baker Botts L.L.P.

8.1	Opinion of Baker Botts L.L.P. relating to tax matters

23.1	Consents of Baker Botts L.L.P. (included in Exhibits 5.1 and 8.1)

99.1	Press release of TEPPCO Partners, L.P. dated March 24, 2008.

99.2	Description of Notes and Description of Debt Securities.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEPPCO Partners, L.P. (Registrant) By: Texas Eastern Products Pipeline Company, LLC General Partner
Date: March 27, 2008	By:	/s/ William G. Manias
William G. Manias
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

1.1	Underwriting Agreement, dated March 24, 2008, by and among TEPPCO Partners L.P., TE Products Pipeline Company, LLC, TCTM, L.P., TEPPCO Midstream Companies, LLC, Val Verde Gas Gathering Company, L.P., Texas Eastern Products Pipeline Company, LLC, TEPPCO GP, Inc., TEPPCO NGL Pipelines, LLC and UBS Securities LLC, J.P. Morgan Securities Inc., SunTrust Robinson Humphrey, Inc. and Wachovia Capital Markets, LLC, as representatives of the several underwriters named on Schedule I thereto.

4.1	Indenture, dated as of February 20, 2002 between TEPPCO Partners, L.P., as issuer, the subsidiary guarantors party thereto and U.S. Bank National Association (successor to First Union National Bank, NA, and Wachovia Bank, National Association) as trustee (Filed as Exhibit 99.2 to Form 8-K of TEPPCO Partners, L.P. (Commission File No. 1-10403) dated as of February 20, 2002 and incorporated herein by reference).

4.2	Form of Fifth Supplemental Indenture by and among TEPPCO Partners L.P., as issuer, TE Products Pipeline Company, LLC, TCTM, L.P., TEPPCO Midstream Companies, LLC, and Val Verde Gas Gathering Company, L.P., as subsidiary guarantors, and U.S. Bank National Association, as trustee.

4.3	Form of Sixth Supplemental Indenture by and among TEPPCO Partners L.P., as issuer, TE Products Pipeline Company, LLC, TCTM, L.P., TEPPCO Midstream Companies, LLC, and Val Verde Gas Gathering Company, L.P., as subsidiary guarantors, and U.S. Bank National Association, as trustee.

4.4	Form of Seventh Supplemental Indenture by and among TEPPCO Partners L.P., as issuer, TE Products Pipeline Company, LLC, TCTM, L.P., TEPPCO Midstream Companies, LLC, and Val Verde Gas Gathering Company, L.P., as subsidiary guarantors, and U.S. Bank National Association, as trustee.

4.5	Forms of Notes (included in Exhibits 4.2, 4.3 and 4.4 above).

5.1	Opinion of Baker Botts L.L.P.

8.1	Opinion of Baker Botts L.L.P. relating to tax matters

23.1	Consents of Baker Botts L.L.P. (included in Exhibits 5.1 and 8.1)

99.1	Press release of TEPPCO Partners, L.P. dated March 24, 2008.

99.2	Description of Notes and Description of Debt Securities.